POWER OF ATTORNEY

The undersigned Trustees of Advisors Series Trust (the “Trust”) hereby appoint Jeffrey T. Rauman, Cheryl L. King and Elaine E. Richards, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N‑14 or Form N‑1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustees hereby execute this Power of Attorney to be effective the 1st day of January, 2020. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Name	Title

/s/ Gail S. Duree	Independent Trustee
Gail S. Duree

/s/ David G. Mertens	Independent Trustee
David G. Mertens

/s/ Joe D. Redwine	Independent Trustee
Joe D. Redwine

/s/ Raymond B. Woolson	Independent Trustee
Raymond B. Woolson

POWER OF ATTORNEY

The undersigned Trustees of Advisors Series Trust (the “Trust”) hereby appoint Jeffrey T. Rauman, Cheryl L. King and Elaine E. Richards, each an officer of the Trust, each individually with power of substitution or resubstitution, his true and lawful attorneys-in-fact and agents (each, an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N‑14 or Form N‑1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorneys-in-Fact shall do or cause to be done by virtue thereof.

The undersigned Trustees hereby execute this Power of Attorney to be effective the 1st day of January, 2020. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Name	Title

/s/ Gail S. Duree	Independent Trustee
Gail S. Duree

/s/ David G. Mertens	Independent Trustee
David G. Mertens

/s/ Joe D. Redwine	Independent Trustee
Joe D. Redwine

/s/ Raymond B. Woolson	Independent Trustee
Raymond B. Woolson